HORACE MANN MUTUAL FUNDS

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2003


         The portfolio managers have changed for the International Equity Fund. The lead portfolio managers are Martina Oechsle Vasconcelles and Warren Walker.

         Oechsle uses a team approach to develop a broad investment strategy, establish a framework for country allocation and contribute to individual stock selections. Prominent among those on the team are: Martina Oechsle Vasconcelles and Warren Walker.

         Martina Oechsle Vasconcelles is a Principal and a Portfolio Manager/Research Analyst at Oechsle. Prior to joining Oechsle in February 1990, she worked as a Financial Analyst for Coldwell Banker Commercial Real Estate Services for three years. Ms. Oechsle Vasconcelles has lived in Germany and traveled extensively in Europe. Ms. Oechsle Vasconcelles received a B.A. in Economics and Psychology from Northwestern University, as well as an M.B.A. from the University of Chicago Graduate School of Business with a degree in Finance.

         Warren R. Walker is a Principal and a Portfolio Manager/Research Analyst at Oechsle and is a Director of Oechsle International Advisors, Ltd., a London affiliate of Oechsle. He has been in the international equity business for twenty-one years, starting his career in 1982 in London with Morgan Guaranty and then Lombard Odier International Portfolio Management. In 1984, he joined Putnam International Advisors as a research analyst, working in both the London and Tokyo offices. In 1986, Mr. Walker left Putnam upon the formation of Oechsle to help develop the research and management of Oechsle's European product. Mr. Walker holds a B.A. from Kenyon College and has done postgraduate studies in investment analysis in London.

         The information above regarding portfolio managers supplements and supersedes the disclosure in the Prospectuses describing the managers of the International Equity Fund.



Dated:  January 22, 2004